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                                  EXHIBIT 10.12

                          AMYLIN PHARMACEUTICALS, INC.

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           ADOPTED ON FEBRUARY 9, 1994

            AS AMENDED BY THE BOARD OF DIRECTORS ON NOVEMBER 14, 1995

            AS AMENDED BY THE BOARD OF DIRECTORS ON FEBRUARY 8, 1996

             AS AMENDED BY THE BOARD OF DIRECTORS ON MAY 29, 1997

1.     PURPOSE.

      (a) The purpose of this Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Amylin Pharmaceuticals, Inc., a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

      (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

      (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.     ADMINISTRATION.

      (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:


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            (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (2)    To amend the Plan as provided in paragraph 11.

            (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 350,000 shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall revert to and again become available for issuance pursuant to exercises of options granted under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     ELIGIBILITY.

       Options shall be granted only to Non-Employee Directors of the Company.

5.     NON-DISCRETIONARY GRANTS.

      (a) Each person who is, immediately following the Company's 1994 Annual Meeting of Stockholders (the "1994 Annual Meeting") at which the Plan is approved by the stockholders of the Company, a Non-Employee Director of the Company shall be granted, effective as of the date of such Annual Meeting, an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

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      (b) Each person who is, subsequent to November 1, 1995, and on or prior to
May 29, 1997, elected for the first time by the Board or shareholders of the Company to serve as a Non-Employee Director of the Company and who has not previously served as a member of the Board shall be granted, effective as of the date of such election, an option to purchase thirty thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein. Each person who is, subsequent to May 29, 1997, elected for the first time by the Board or shareholders of the Company to serve as a Non-Employee Director of the Company and who has not previously served as a member of the Board shall be granted, effective as of the date of such election, an option to purchase twenty thousand (20,000) shares of common stock of the Company on the terms and conditions set forth herein.

      (c) Commencing with the 1996 Annual Meeting of Stockholders, each person who is, immediately following each Annual Meeting of Stockholders of the Company that occurs in an even year (i.e. 1996, 1998, 2000, 2002, etc.) (hereinafter, an "Even Year Annual Meeting"), a Non-Employee Director of the Company shall be granted, effective as of the date of such Even Year Annual Meeting (and in addition to any option granted pursuant to Section 5(b)), an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

6.     OPTION PROVISIONS.

       Each option shall contain the following terms and conditions:

      (a) No option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) The exercise price of each option shall be equal to the Fair Market Value (defined below) of the stock subject to such option on the date such option is granted. For purposes of this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

            (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value of a share of common stock shall be the average of the highest and lowest price at which the common stock was sold on such exchange or national market system on the trading day immediately preceding the date as of which the determination is to be made;

            (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be

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the mean between the high bid and high asked prices for the common stock on the trading day immediately preceding the date as of which the determination is to be made, as reported in the Wall Street Journal or such other source as the Board deems reliable;

            (3) In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.

      (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the option is exercised, or (2) by delivery to the Company of shares of common stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the Fair Market Value on the date of exercise, or (3) by a combination of such methods of payment.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

      (e)    Options granted pursuant to the Plan shall vest as follows:

             (1) An option granted pursuant to Section 5(a) or 5(c) shall vest with respect to each optionee over a period of two (2) years with 0.1369863% of the total number of shares subject to such option vesting on each day following the date of grant of such option (provided that the grantee has, during the entire period prior to any such vesting date, continuously served as a Non-Employee Director), whereupon such option shall become fully exercisable in accordance with its terms with respect to the shares vesting as of such date.


             (2) An option granted pursuant to Section 5(b) shall vest according to the following schedule:

                 If the optionee continues as a Non-Employee Director of the Company or any Affiliate of the Company through the date that is one (1) year from the date of grant thereof ("Anniversary Date"), such option shall become exercisable as of the Anniversary Date with respect to one-fourth (1/4th) of the total number of shares subject to such option.

                 Thereafter, for so long as such optionee continues as a Non-Employee Director of the Company or an Affiliate of the Company, such option will become exercisable with respect to an additional .0684932% of the total number of shares subject to such option for each day subsequent to the Anniversary Date until such option has become fully exercisable.


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             Notwithstanding the foregoing, in no event shall fractional shares be issuable upon any such exercise, and in lieu of any such fractional share, the Company shall pay cash to the holder of such option equal to the Fair Market Value thereof.

      (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

      (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.     COVENANTS OF THE COMPANY.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.     USE OF PROCEEDS FROM STOCK.

       Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

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9.     MISCELLANEOUS.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

      (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.    ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

      (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the



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Company entitled to vote are exchanged, then to the extent permitted by applicable law, the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11.    AMENDMENT OF THE PLAN.

             The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (1) Increase the number of shares reserved for options under the Plan; or

            (2) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code.

      (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.    TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 8, 2004. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.    EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

      (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company in accordance with Rule 16-b(3)(1) of the Regulations under the Securities Exchange Act prior to June 30, 1994.

      (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.




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